FIRST ALLONGE TO AMENDED, CONSOLIDATED
      AND RESTATED 10% SENIOR SUBORDINATED SECURED NOTE



     THIS FIRST ALLONGE TO AMENDED, CONSOLIDATED AND
RESTATED 10% SENIOR SUBORDINATED SECURED NOTE (this
"Allonge") is dated as of June 30, 1999 by and between Comtex Scientific Corporation, a New York corporation (the
"Company"), and AMASYS Corporation, a Delaware corporation
("Holder").


     A. Holder is the successor in interest and the holder pursuant to that certain Assignment and Assumption Agreement dated October 11, 1996 of that certain Amended, Consolidated and Restated 10% Senior Subordinated Secured Note dated as of May 16, 1995, executed and delivered by Company to the order of Infotechnology, Inc. in the principal amount of Eight Hundred Eighty Nine Thousand, Four Hundred Thirty Five Dollars ($889,435) (as amended, supplemented, replaced, restated or otherwise modified from time to time, the "Note"). Capitalized terms used in this Allonge and not otherwise defined herein shall have the respective meanings assigned in the Note.

     B. Company and Holder affirm and agree that the unpaid principal balance of the Note as of the date hereof is Seven Hundred Thirty Two Thousand, Eight Hundred Seventy
Two Dollars ($732,872), with accrued, unpaid interest as of the date hereof of Two Hundred Fifty Four Thousand, Eighty
Two Dollars ($254,082).

     C. Company and Holder have agreed to increase the principal amount of the Note to Nine Hundred Eighty Six Thousand, Nine Hundred Fifty Four Dollars ($986,954), and to waive any and all defaults existing as of the date of this Allonge.
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                          AGREEMENT

     NOW, THEREFORE, in consideration of the mutual covenants herein and for Ten Dollars ($10.00) and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:


          1. Incorporation of Recitals. The Recitals set forth above are incorporated herein by reference as if fully set forth in the text of this Allonge.


          2. Definitions. Capitalized terms used in this Allonge and not otherwise defined shall have the meanings assigned in the Note.


          3. Increase in Principal Amount of Note. The Note is hereby amended and modified to increase the principal amount thereof to Nine Hundred Eighty Six Thousand, Nine Hundred
Fifty Four Dollars ($986,954). Accordingly, effective as of the date hereof, the principal amount of Eight Hundred
Eighty Nine, Four Hundred Thirty Five Dollars ($889,435) which appears in the second line of the second page of the
Note is deleted and replaced instead with the principal amount of Nine Hundred Eighty Six Thousand, Nine Hundred
Fifty Four Dollars ($986,954).


          4. Acknowledgment. Company acknowledges and affirms its agreement to pay the Note, as modified by this Allonge, in accordance with the terms hereof and thereof, and to perform, comply with and be bound by each and every one of the other terms and provisions of the Note, as modified by this Allonge.


          5. No Novation. Company and Holder agree that this Allonge shall not constitute a novation of the indebtedness evidenced by the Note. Nothing herein contained shall in any way be construed to impair the Note (as modified hereby) as evidencing a single principal indebtedness of Company payable to the order of Holder.


          6. Full Force and Effect. Except as specifically set forth herein, all terms and provisions of the Note shall remain unchanged and in full force and effect.


          7. Successors and Assigns. This Allonge shall be binding upon and shall inure to the benefit of the parties thereto and their respective heirs, executors, administrators, personal representatives, successors and assigns.

          8. Severability. In case any one or more of the provisions contained in this Allonge shall be invalid, illegal or unenforceable, the validity and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

     IN WITNESS WHEREOF, the parties hereto have caused this Allonge to be executed under seal as of the day and year first above written.

                         COMPANY:

                         COMTEX SCIENTIFIC CORPORATION



                         By:   /S/ DONALD E. ZIEGLER (SEAL)
                         Name: Donald E. Ziegler
                         Title: CFO and Treasurer

                         AMASYS CORPORATION



                         By:  /S/ C.W. GILLULY       (SEAL)
                         Name: C.W. Gilluly
                         Title: President

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